Exhibit 99.3

UNAUDITED DCP MIDSTREAM PARTNERS, LP

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

References to we, us or our, refer to DCP Midstream Partners, LP and its consolidated subsidiaries (the “Partnership”). On February 27, 2012, DCP Midstream Partners, LP entered into a transaction (the “Transaction”) with DCP Midstream, LLC (“Midstream”) and DCP LP Holdings, LLC. The Transaction closed on March 30, 2012. In the Transaction, Midstream contributed to the Partnership the remaining 66.67% interest in DCP Southeast Texas Holdings, GP (“Southeast Texas”) not already owned by the Partnership, commodity derivative instruments related to the Southeast Texas storage business (“Storage Commodity Hedges”) (collectively, the “Southeast Texas Midstream Business”) and fixed price commodity derivatives for a three-year period (“NGL Hedges”) for aggregate consideration of $240.0 million. The Transaction was ultimately funded by a combination of debt and equity, with 20% of the consideration funded by the issuance to Midstream of additional common units of the Partnership.

The transfer of assets between Midstream and the Partnership represents a transfer of assets between entities under common control. Midstream is the owner of the Partnership’s general partner. The Southeast Texas system is a fully integrated midstream business which includes: 675 miles of natural gas pipelines; three natural gas processing plants totaling 400 MMcf/d of processing capacity; natural gas storage assets with 9 Bcf of existing storage capacity; and NGL market deliveries directly to Exxon Mobil and to Mont Belvieu via the Partnership’s Black Lake NGL pipeline.

On January 1, 2011, the Partnership acquired its initial 33.33% interest in Southeast Texas from Midstream. The acquisition was completed in accordance with the Purchase and Sale Agreement and the Contribution Agreement, each dated November 4, 2010, between the Partnership and Midstream.

The unaudited pro forma condensed consolidated financial statements present the impact on our financial position and results of operations of our acquisition of the remaining 66.67% interest in Southeast Texas and the Storage Commodity Hedges. Since the NGL Hedges are for periods subsequent to the dates of the unaudited pro forma condensed consolidated financial statements, there are no pro forma adjustments related to the NGL Hedges. The unaudited pro forma condensed consolidated financial statements as of December 31, 2011 and for the years ended December 31, 2011, 2010 and 2009 have been prepared based on certain pro forma adjustments to our financial statements within our Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 29, 2012 with the Securities and Exchange Commission, and are qualified in their entirety by reference to such historical consolidated financial statements and related notes contained therein. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and with the historical consolidated financial statements and related notes thereto.

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2011 has been prepared as if the Transaction had occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009 have been prepared as if the Transaction had occurred on January 1, 2009. Since the Transaction represents a transaction between entities under common control and a change in reporting entity, the unaudited pro forma condensed consolidated financial statements are combined on an “as if” pooling basis. Accordingly, the historic impact of the acquired assets and liabilities are carried forward.

The pro forma adjustments are based upon currently available information and certain estimates and assumptions; therefore, actual results may differ from the pro forma adjustments. Management believes, however, that the assumptions provide a reasonable basis for presenting the significant effects of the Transaction and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements may not be indicative of the results that would have actually occurred if we had owned our additional interest in the Southeast Texas Midstream Business during the periods presented.

DCP MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2011

(Millions)

	DCP Midstream Partners, LP	Pro Forma Adjustments - Remove Southeast Texas 33.3% Investment	Pro Forma Adjustments - Acquisition of Southeast Texas Midstream Business	Pro Forma Adjustments - Consolidation		DCP Midstream Partners, LP Pro Forma
		(a)	(b)
ASSETS
Current assets:
Cash and cash equivalents	$6.7	$—	$0.9	$—		$7.6
Accounts receivable	161.4	—	53.4	—		214.8
Other	71.8	—	59.5	—		131.3

Total current assets	239.9	—	113.8	—		353.7
Property, plant and equipment, net	1,181.8	—	317.6	1.2	(c)	1,500.6
Goodwill and intangible assets, net	255.8	—	43.3	—		299.1
Investments in unconsolidated affiliates	208.7	(101.6)	—	—		107.1
Other non-current assets	17.4	—	0.7	—		18.1

Total assets	$1,903.6	$(101.6)	$475.4	$1.2		$2,278.6

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$188.1	$—	$90.4	$—		$278.5
Other	81.1	—	20.9	—		102.0

Total current liabilities	269.2	—	111.3	—		380.5
Long-term debt	746.8	—	—	108.0	(f)	854.8
Other long-term liabilities	46.7	—	5.1	—		51.8

Total liabilities	1,062.7	—	116.4	108.0		1,287.1

Commitments and contingent liabilities
Equity:
Predecessor equity	—	—	364.3	(364.3	)(d)	—
Common unitholders	654.4	(103.4)	—	103.4	(d)	654.4
	—	—	—	48.0	(e)	48.0
	—	—	—	84.0	(e)	84.0
	—	—	—	22.1	(d)	22.1
General partner interest	(4.7)	—	—	—		(4.7)
Accumulated other comprehensive loss	(21.2)	1.8	(5.3)	—		(24.7)

Total partners’ equity	628.5	(101.6)	359.0	(106.8)		779.1
Non-controlling interests	212.4	—	—	—		212.4

Total equity	840.9	(101.6)	359.0	(106.8)		991.5

Total liabilities and equity	$1,903.6	$(101.6)	$475.4	$1.2		$2,278.6

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

(Millions, except per unit amounts)

	DCP Midstream Partners, LP	Pro Forma Adjustments - Remove Southeast Texas 33.3% Investment	Pro Forma Adjustments - Acquisition of Southeast Texas Midstream Business	Pro Forma Adjustments - Consolidation		DCP Midstream Partners, LP Pro Forma
		(a)	(b)
Total operating revenues	$1,569.8	$—	$788.6	$—		$2,358.4

Operating costs and expenses:
Purchases of natural gas, propane and NGLs	1,229.8	—	703.2	—		1,933.0
Operating and maintenance expense	105.4	—	20.3	—		125.7
Depreciation and amortization expense	81.0	—	19.6	—		100.6
General and administrative expense	37.3	—	11.0	—		48.3
Other	(0.5)	—	—	—		(0.5)

Total operating costs and expenses	1,453.0	—	754.1	—		2,207.1

Operating income	116.8	—	34.5	—		151.3
Interest income	—	—	—	—		—
Interest expense	(33.9)	—	—	(5.3	) (g)	(39.2)
Earnings from unconsolidated affiliates	36.9	(14.2)	—	—		22.7

Income before income taxes	119.8	(14.2)	34.5	(5.3)		134.8
Income tax expense	(0.6)	—	0.1	—		(0.5)

Net income	119.2	(14.2)	34.6	(5.3)		134.3
Net income attributable to non-controlling interests	(18.8)	—	—	—		(18.8)

Net income attributable to partners	100.4	(14.2)	34.6	(5.3)		115.5
Less:
Net income attributable to predecessor operations	—	—	—	—		—
General partner interest in net income	(25.2)					(26.7)

Net income allocable to limited partners	$75.2					$88.8

Net income per limited partner unit — basic	$1.73					$1.91

Net income per limited partner unit — diluted	$1.72					$1.91

Weighted-average limited partner units outstanding — basic	43.5			2.8	(e)	46.3
Weighted-average limited partner units outstanding — diluted	43.6			2.8	(e)	46.4

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

(Millions, except per unit amounts)

	DCP Midstream Partners, LP	Pro Forma Adjustments - Remove Southeast Texas 33.3% Investment	Pro Forma Adjustments - Acquisition of Southeast Texas Midstream Business	Pro Forma Adjustments - Consolidation		DCP Midstream Partners, LP Pro Forma
		(a)	(b)
Total operating revenues	$1,269.5	$—	$838.9	$—		$2,108.4

Operating costs and expenses:
Purchases of natural gas, propane and NGLs	1,032.6	—	750.5	—		1,783.1
Operating and maintenance expense	79.8	—	18.5	—		98.3
Depreciation and amortization expense	73.7	—	14.4	—		88.1
General and administrative expense	33.7	—	11.1	—		44.8
Other	(13.1)	—	—	—		(13.1)

Total operating costs and expenses	1,206.7	—	794.5	—		2,001.2

Operating income	62.8	—	44.4	—		107.2
Interest income	—	—	—	—		—
Interest expense	(29.1)	—	—	(5.3	) (g)	(34.4)
Earnings from unconsolidated affiliates	38.2	(14.4)	—	—		23.8

Income before income taxes	71.9	(14.4)	44.4	(5.3)		96.6
Income tax expense	(0.3)	—	(1.2)	—		(1.5)

Net income	71.6	(14.4)	43.2	(5.3)		95.1
Net income attributable to non-controlling interests	(9.2)	—	—	—		(9.2)

Net income attributable to partners	62.4	(14.4)	43.2	(5.3)		85.9
Less:
Net income attributable to predecessor operations	(14.4)	14.4				—
General partner interest in net income	(16.9)					(18.4)

Net income allocable to limited partners	$31.1					$67.5

Net income per limited partner unit — basic and diluted	$0.86					$1.73

Weighted-average limited partner units outstanding — basic and diluted	36.1			2.8	(e)	38.9

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2009

(Millions, except per unit amounts)

	DCP Midstream Partners, LP	Pro Forma Adjustments - Remove Southeast Texas 33.3% Investment	Pro Forma Adjustments - Acquisition of Southeast Texas Midstream Business	Pro Forma Adjustments - Consolidation		DCP Midstream Partners, LP Pro Forma
		(a)	(b)
Total operating revenues	$942.4	$—	$535.5	$—		$1,477.9

Operating costs and expenses:
Purchases of natural gas, propane and NGLs	776.2	—	472.1	—		1,248.3
Operating and maintenance expense	69.7	—	14.5	—		84.2
Depreciation and amortization expense	64.9	—	12.0	—		76.9
General and administrative expense	32.3	—	11.3	—		43.6

Total operating costs and expenses	943.1	—	509.9	—		1,453.0

Operating (loss) income	(0.7)	—	25.6	—		24.9
Interest income	0.3	—	—	—		0.3
Interest expense	(28.3)	—	—	(5.3	) (g)	(33.6)
Earnings from unconsolidated affiliates	26.9	(8.4)	—	—		18.5

(Loss) income before income taxes	(1.8)	(8.4)	25.6	(5.3)		10.1
Income tax expense	(0.6)	—	(0.4)	—		(1.0)

Net (loss) income	(2.4)	(8.4)	25.2	(5.3)		9.1
Net income attributable to non-controlling interests	(8.3)	—	—	—		(8.3)

Net (loss) income attributable to partners	(10.7)	(8.4)	25.2	(5.3)		0.8
Less:
Net (loss) income attributable to predecessor operations	(7.4)	8.4				1.0
General partner interest in net loss	(12.7)					(14.1)

Net (loss) allocable to limited partners	$(30.8)					$(12.3)

Net (loss) per limited partner unit — basic and diluted	$(0.99)					$(0.36)

Weighted-average limited partner units outstanding — basic and diluted	31.2			2.8	(e)	34.0

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED DCP MIDSTREAM PARTNERS, LP

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note	1. Basis of Presentation

The unaudited pro forma condensed consolidated financial statements present the impact on our financial position and results of operations of our acquisition (the “Transaction”) from DCP Midstream, LLC (“Midstream”) of the remaining 66.67% interest in DCP Southeast Texas Holdings, GP (“Southeast Texas”), commodity derivative instruments related to the Southeast Texas storage business (“Storage Commodity Hedges”) (collectively, the “Southeast Texas Midstream Business”) and fixed price commodity derivatives (“NGL Hedges”). The unaudited pro forma condensed consolidated financial statements as of December 31, 2011 and for the years ended December 31, 2011, 2010 and 2009 have been prepared based on certain pro forma adjustments to our audited consolidated financial statements set forth in our Annual Report on Form 10-K filed on February 29, 2012 with the Securities and Exchange Commission, and are qualified in their entirety by reference to such historical consolidated financial statements and related notes contained in that report. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and with the historical consolidated financial statements and related notes thereto.

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2011 has been prepared as if the Transaction occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009 have been prepared as if the Transaction had occurred on January 1, 2009. We owned a 33.33% interest in Southeast Texas prior to this Transaction, which was accounted for under the equity method of accounting. Subsequent to the Transaction, we own a 100% interest in Southeast Texas and account for Southeast Texas as a consolidated subsidiary. Since the Transaction represents a transaction between entities under common control and a change in reporting entity, the unaudited pro forma condensed consolidated financial statements are combined on an “as if” pooling basis. Accordingly, the historic impact of the acquired assets and liabilities are carried forward.

The pro forma adjustments are based upon currently available information and certain estimates and assumptions; therefore, actual adjustments will differ from the pro forma adjustments. Management believes, however, that the assumptions provide a reasonable basis for presenting the significant effects of the Transaction as contemplated, and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements may not be indicative of the results that would have actually occurred if we had owned the additional interest in Southeast Texas during the periods presented.

The pro forma condensed consolidated financial statements reflect the Transaction as follows:

•	the issuance of 2,845,760 limited partner units to finance the Transaction, of which 1,000,417 were issued directly to Midstream;

•	the assumed borrowing of $108.0 million under our 4.95% 10-year senior notes due 2022 to finance the Transaction; and

•	the acquisition of the remaining 66.67% interest in Southeast Texas and the Storage Commodity Hedges.

We also acquired fixed price NGL Hedges for a three-year period, valued at a $39.5 million net asset position as of March 30, 2012. Certain of the NGL Hedges were valued at $26.4 million and represent consideration for the termination of a fee-based Storage Agreement we had with Midstream; the remaining portion of the NGL Hedges, valued at $14.9 million, mitigate a portion of our currently anticipated commodity price risk associated with the gathering and processing portion of the 66.67% interest in Southeast Texas acquired in the Transaction. Since the NGL Hedges are for periods subsequent to the dates of the unaudited pro forma condensed consolidated financial statements, there are no pro forma adjustments related to the NGL Hedges.

Note	2. Pro Forma Adjustments and Assumptions

(a)	Reflects adjustments to eliminate the investment and equity earnings previously recognized for our historical 33.33% interest in Southeast Texas.

(b)	Reflects addition of 100% of the Southeast Texas Midstream Business.

(c)	Reflects the interest capitalized by Midstream during the construction of property, plant and equipment at Southeast Texas Midstream Business. As the standalone Southeast Texas Midstream Business did not issue debt, the interest cost incurred by Midstream to construct assets of the Southeast Texas Midstream Business was capitalized by Midstream rather than by the Southeast Texas Midstream Business. As this Transaction is between entities under common control, the amount is included in the book value of assets contributed in the Transaction.

(d)	Reflects the acquisition from Midstream of the remaining 66.67% interest in Southeast Texas and the Storage Commodity Hedges and consolidation of our 100.0% interest. The adjustments also reflect the consolidation elimination of the Southeast Texas Midstream Business partners’ equity of $364.3 million. The Transaction will be recorded at historical cost as it is considered a transaction between entities under common control. The consideration was allocated as follows, subject to customary post-closing adjustments:

(Millions)
Aggregate consideration	$240.0
Historical cost of the Storage Commodity Hedges	(18.6)
Historical capitalized interest related to Southeast Texas assets	(1.2)
Historical cost of the remaining 66.67% interest in Southeast Texas	(242.3)

Adjustment to partners’ equity for deficit consideration	$(22.1)

(e)	Reflects the issuance of 1,000,417 common units to Midstream valued at $48.0 million, and the net proceeds to us of $84.0 million from the sale of 1,845,343 common units. Consistent with our overall targeted debt and equity ratio to finance our growth, the financing of the Transaction consisted of 55% from the sale of common units and 45% from borrowings.

(f)	Reflects $108.0 million of the proceeds from the issuance of debt securities in March 2012 used to fund the Transaction. Consistent with our overall targeted debt and equity ratio to finance our growth, the financing of the Transaction consisted of 45% from borrowings and 55% from the sale of common units.

(g)	Reflects the increase in interest expense associated with the incremental debt for the Transaction. On March 13, 2012, the Partnership closed on a public offering of $350.0 million of its 4.95% 10-year senior notes due 2022. A portion of the proceeds of this debt was ultimately used to fund the Transaction.

The effect of a 0.125% variance in interest rates on pro forma interest expense would have been approximately $0.1 million annually.

Note	3. Pro Forma Net Income or Loss Per Limited Partner Unit

Our net income or net loss is allocated to the general partner and the limited partners, including the holders of subordinated units, through the date of subordinated conversion, in accordance with their respective ownership percentages, after allocating Available Cash generated during the period in accordance with our partnership agreement.

Securities that meet the definition of a participating security are required to be considered for inclusion in the computation of basic earnings per unit using the two-class method. Under the two-class method, earnings per unit is calculated as if all of the earnings for the period were distributed under the terms of the partnership agreement, regardless of whether the general partner has discretion over the amount of distributions to be made in any particular period, whether those earnings would actually be distributed during a particular period from an economic or practical perspective, or whether the general partner has other legal or contractual limitations on its ability to pay distributions that would prevent it from distributing all of the earnings for a particular period.

These required disclosures do not impact our overall net income or loss or other financial results; however, in periods in which aggregate net income exceeds certain distribution levels, it will have the impact of reducing net income per limited partner unit, or LPU.

Basic and diluted net income or loss per LPU is calculated by dividing limited partners’ interest in pro forma net income or loss, by the weighted average number of outstanding LPUs during the period, assuming the 2,845,760 limited partner units issued in connection with the Transaction since January 1, 2009.